                                                             EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on Technology Company Ventures, L.L.C. dated October 14, 1997 included in the Annual Report on Form 10-K/A-2 for the year ended December 31, 1997 into Engineering Animation, Inc.'s previously filed Registration Statement File Nos. 333-17393, 333-40823, 333-40825, 333-57231, 333-64429 and 333-68159
on Form S-8.

                                                  ARTHUR ANDERSEN LLP


Portland, Oregon,
     February 26, 1999